EXHIBIT 99.1

Filer:	Bank of the Carolinas Corporation
Subject Company:	Randolph Bank & Trust Company
Commission File:	000-52195

News Release

Date:	Thursday, April 12, 2007

Contact:	Robert E. Marziano, Chairman and CEO
	Bank of the Carolinas	(336) 751-5755

K. Reid Pollard, President and CEO
	Randolph Bank & Trust Company	(336) 625-1000

Release Date:	For Immediate Release

BANK OF THE CAROLINAS AND RANDOLPH BANK & TRUST COMPANY

TO MERGE

ASHEBORO, N.C. and MOCKSVILLE, N.C. / April 12 / PR Newswire / — The Boards of Directors of Bank of the Carolinas Corporation, Mocksville, North Carolina (NASDAQ Capital Market: BCAR) and Randolph Bank & Trust Company (Pink Sheets: RDBN) have announced that they have entered into a definitive agreement whereby Randolph Bank will be merged into Bank of the Carolinas. Randolph Bank’s common shareholders will receive 2.67 shares of Bank of the Carolinas Corporation for each Randolph Bank share held. Randolph Bank’s preferred shareholders will receive the face value of their shares plus prorated dividends. The merger transaction is subject to the approval of the shareholders of both companies, and to receipt of required state and federal bank regulatory approvals. Subject to those contingencies, it is expected that the transaction will be consummated during the fourth quarter of 2007. The combined banks will have 16 full-service banking offices in the central Piedmont region of North Carolina and approximately $770 million in assets. Bank of the Carolinas Corporation’s Board of Directors will expand to a total of eighteen members; four new directors will come from the current Randolph Board.

Commenting on the merger, Reid Pollard, President and CEO of Randolph Bank stated that: “We are delighted to have found a partner that will continue to build on our strength as a service-oriented community bank, while providing liquidity for our shareholders. The transaction recognizes the value that we have created at Randolph and provides an outstanding opportunity for our shareholders to continue to grow their investment.”

Robert Marziano, Chairman and CEO of Bank of the Carolinas, stated: “As a native of Asheboro, I am keenly aware of the long tradition of excellent service offered by Randolph Bank. We are committed to continue that tradition as our two banks combine to build value for our customers and shareholders.”

Bank of the Carolinas Corporation is the parent company of Bank of the Carolinas. Bank of the Carolinas is headquartered in Mocksville, North Carolina with full-service offices in Davie, Cabarrus, Davidson, Forsyth, Randolph, Rowan and Stokes counties.

Randolph Bank & Trust Company is headquartered in Asheboro, North Carolina and is a full-service community bank with offices in Randolph and Alamance Counties.

This joint press release contains “forward-looking statements” (within the meaning of the Private Securities Litigation Reform Act of 1995, including Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933) about Bank of the Carolinas Corporation (“BOCC”), Randolph Bank & Trust Company (“Randolph”) and the proposed merger of Randolph with Bank of the Carolinas (“BOC”). Those statements include, but are not limited to: (1) statements about the benefits of the proposed merger (including future financial and operating results, cost savings, and enhanced revenues), (2) statements regarding BOCC’s and Randolph’s plans, objectives, expectations and intentions and other statements that are not historical facts; and (3) other statements identified by words such as “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “targets,” “projects,” “would be,” “continues,” and similar expressions. These statements are based upon the current beliefs and expectations of BOCC’s and Randolph’s management and they are subject to significant risks and uncertainties. Actual or future results or events may differ from those set forth in the forward-looking statements.

The following risks and other factors, among others, could cause actual results or events to differ materially from the anticipated results, events or other expectations expressed in the forward-looking statements: (1) that the businesses of BOC and Randolph will not be integrated successfully or that the process of integrating their businesses may be more difficult, time-consuming or costly than expected; (2) that expected revenue synergies and cost savings from the merger may not be fully realized or may not be realized within the expected time frame; (3) that revenues following the merger may be lower than expected; (4) that deposit attrition, operating costs, customer loss and business disruption following the merger, including without limitation, difficulties in maintaining relationships with employees, may be greater than expected; (5) that required governmental approvals of the merger will not be obtained on its proposed terms and schedule; (6) that Randolph’s or BOCC’s stockholders will not approve the merger; (7) that competitive pressures among depository and other financial institutions may increase significantly and have an effect on pricing, spending, third-party relationships and revenues; (8) that the strength of the United States economy in general, and of the local economies in which the combined company will operate, may be different than expected, which could result in, among other things, a deterioration in credit quality or a reduced demand for credit and have a negative effect on the loan portfolio and allowance for loan losses of the combined bank; (9) that there will be changes in the U.S. legal and regulatory framework; and (10) that there will be adverse conditions in the stock market, the public debt market and other capital markets (including changes in interest rate conditions) which would negatively affect the combined bank’s business and operating results.

Additional factors that could cause BOCC’s and Randolph’s results to differ materially from those described in the forward-looking statements can be found in reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed by BOCC with the Securities and Exchange Commission and on Annual Reports on Form 10-KSB, Quarterly Reports on Form 10-QSB and Current Reports on Form 8-K filed by Randolph with the Federal Deposit Insurance Corporation. All subsequent written and oral forward-looking statements concerning the proposed merger or other matters attributable to BOCC and Randolph or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. BOCC and Randolph do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

The proposed merger will be submitted to the shareholders of Randolph and BOCC for their consideration and approval. BOCC will file a registration statement, a prospectus (which will be combined with Randolph’s and BOCC’s joint proxy statements) and other related documents with the SEC concerning the proposed merger. The joint proxy statement/prospectus and other relevant materials, as well as any amendments or supplements to those documents and any other filings containing information about Randolph or BOCC, will contain important information, and Randolph’s and BOCC’s shareholders are urged to read those documents when they become available and before making any voting or investment decision with respect to the proposed merger. You will be able to obtain a free copy of the joint proxy statement/prospectus and other relevant materials (when they become available), and any other documents filed by BOCC or by Randolph jointly with BOCC, at the SEC’s Internet site (http://www.sec.gov). Copies of the reports Randolph files with the FDIC are available for inspection at the offices of the FDIC’s Accounting and Securities Disclosure Section located at Room F-6043, 550 17th Street, N.W., Washington, DC 20429. You also may obtain copies of Randolph’s reports by calling the FDIC’s Accounting and Securities Disclosure Section at (202) 898-8913, by facsimile at (202) 898-8505, or by email at mfields@fdic.gov. In addition, you may obtain copies of the joint proxy statement/prospectus, any SEC filings that will be incorporated by reference in the joint proxy statement/prospectus, and any other documents filed with the SEC by BOCC, without charge, by directing a request to the President, Bank of the Carolinas Corporation, 135 Boxwood Village, Mocksville, N.C. 27028-2941 or P.O. Box 129, Mocksville, N.C. 27028-0129, telephone (336) 751-5755. You may obtain copies of any documents filed with the FDIC by Randolph, without charge, by directing a request to the President, Randolph Bank & Trust Company, 175 N. Fayetteville Street, Asheboro, N.C. 27203-5513, or P.O. Box 1888, Asheboro, N.C. 27204-1888, telephone (336) 625-1000.

BOCC and Randolph, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies from the stockholders of Randolph and BOCC in favor of the proposed merger. Information about BOCC’s directors and executive officers and their ownership of BOCC’s capital stock is contained in the proxy statement that will be distributed by BOCC in connection with the merger, which will be filed with the SEC. Information about Randolph’s directors and executive officers and their ownership of Randolph’s capital stock is contained in the proxy statement that will be distributed by Randolph in connection with its 2007 annual meeting of stockholders and the merger, which will be filed with the FDIC. Additional information regarding the interests of those participants in the proposed merger may be obtained by reading the joint proxy statement/prospectus regarding the merger when it becomes available.

This press release does not constitute an offer of any securities for sale. Any offer will be made only by the joint proxy statement/prospectus.

SOURCE: Randolph Bank & Trust Company and Bank of the Carolinas Corporation

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